Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (the “Agreement”) is made and entered into as of the 28th day of December, 2005 by and among Corgenix Medical Corporation, a corporation organized and existing under the laws of the State of Nevada (“CONX” or the “Company”), and Barron Partners L.P., a Delaware limited partnership (hereinafter referred to as the “Investor”).  Unless defined otherwise, capitalized terms herein shall have the identical meaning as in the Preferred Stock Purchase Agreement.

PRELIMINARY STATEMENT

WHEREAS, pursuant to the Preferred Stock Purchase Agreement of even date herewith by and among the Company and the Investor, as part of the consideration, Investor shall receive Preferred Stock and Warrants, which upon conversion and exercise, in accordance with the terms of the Preferred Stock Purchase Agreement and Warrant Agreement, entitle the Investor to receive Shares of the Company; and

WHEREAS, the ability of the Investors to sell their Shares is subject to certain restrictions under the 1933 Act; and

WHEREAS, as a condition to the Preferred Stock Purchase Agreement, The Company has agreed to provide the Investor with a mechanism that will permit such Investor to sell its Shares in the future.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements, and subject to the terms and conditions herein contained, the parties hereto hereby agree as follows:

ARTICLE I

INCORPORATION BY REFERENCE, SUPERSEDER

1.1.          Incorporation by Reference.  The foregoing recitals are hereby acknowledged to be true and accurate, and are incorporated herein by this reference.

1.2.          Superseder.  This Agreement, to the extent that it is inconsistent with any other instrument or understanding among the parties governing the affairs of the Company, shall supersede such instrument or understanding to the fullest extent permitted by law.  A copy of this Agreement shall be filed at the Company’s principal office.

ARTICLE II

DEMAND REGISTRATION RIGHTS

2.1.          Registrable Securities.  “Registerable Securities” means the Shares.  As to any particular Registrable Securities, such securities will cease to be Registrable Securities when (a) they have been effectively registered under the 1933 Act and disposed of in accordance with the registration statement covering them, (b) they are or may be freely traded without registration pursuant to Rule 144 under the 1933 Act (or any similar provisions that are then in effect), or (c) they have been otherwise transferred and new certificates for them not bearing a restrictive legend have been issued by the Company and the Company shall not have “stop transfer” instructions against them.

2.2.          Registration of Registrable Securities.  The Company shall prepare and file within fifteen (15) days after adoption or approval of the Share Increase Amendment by the Company’s shareholders (the “Filing Date”) a registration statement (the “Registration Statement”) covering the resale of such number of shares of the Registrable Securities as the Investor shall elect by written notice to the Company, and absent such election, covering the resale of all of the shares of the Registrable Securities.  If necessary in the opinion of counsel to the Company and the Investor, the Company will file a separate registration statement with respect to the resale of the Registrable Securities underlying securities that may be issued pursuant to Section 6.14 of the Preferred Stock Purchase Agreement.  The Company shall use its commercially reasonable to cause the Registration Statement to be declared effective by the SEC on the earlier of (i) 90 days following the Filing Date with respect to the Registration Statement, (ii) ten (10) days following the receipt of a “No Review” or similar letter from the SEC or (iii) the first business day following the day the SEC determines the Registration Statement eligible to be declared effective (the “Required Effectiveness Date”).  Nothing contained herein shall be deemed to limit the number of Registrable Securities to be registered by the Company hereunder.  As a result, should the Registration Statement not relate to the maximum number of Registrable Securities acquired by (or potentially acquirable by) the holders of the Shares of the Company issuable to the Investor upon exercise of the Preferred Stock and Warrants issued pursuant to the Preferred Stock Purchase Agreement, the Company shall be required to promptly file a separate registration statement (utilizing Rule 462 promulgated under the 1933 Act, where applicable) relating to such Registrable Securities which then remain unregistered.  The provisions of this Agreement shall relate to any such separate registration statement as if it were an amendment to the Registration Statement.

2.3.          Registration Statement Form.  Registrations under Section 2.2 shall be on the appropriate registration form of the SEC as shall permit the disposition of such Registrable Securities in accordance with the intended method or methods of disposition specified in the Registration Statement; provided, however, such intended method of disposition shall not include an underwritten offering of the Registrable Securities.

2.4.          Expenses.  The Company will pay all Registration expenses in connection with any registration required by under Section 2.2.

2.5.          Effective Registration Statement.  A registration requested pursuant to Section 2.2 shall not be deemed to have been effected (i) unless a registration statement with respect thereto has become effective within the time period specified herein, provided that a registration which does not become effective after the Company filed a registration statement with respect thereto solely by reason of the refusal to proceed of any holder of Registrable Securities (other than a refusal to proceed based upon the advice of counsel in the form of a letter signed by such counsel and provided to the Company relating to a disclosure matter unrelated to such holder) shall be deemed to have been effected by the Company unless the holders of the Registrable Securities shall have elected to pay all registration expenses in connection with such registration, (ii) if, after it has become effective, such registration becomes subject to any stop order, injunction or other order or extraordinary requirement of the SEC or other governmental agency or court for any reason or (iii) if, after it has become effective, such registration ceases to be effective for more than the allowable Black-Out Periods (as defined herein).

2.6.          Plan Of Distribution.  The Company hereby agrees that the Registration Statement shall include a plan of distribution section reasonably acceptable to the Investor; provided, however, such plan of distribution section shall be modified by the Company so as to not provide for the disposition of the Registrable Securities on the basis of an underwritten offering.

2.7.          Liquidated Damages.  If, after the Filing Date, the Company does not file the Registration Statement pursuant to the requirements of Section 2.2 herein, or if the Registration Statement filed pursuant to Section 2.2 herein is not declared effective within 120 days after the Filing Date, or if the Registrable Securities are registered pursuant to an effective Registration Statement and such Registration Statement or other Registration Statement(s) demanded by Investor including the Registrable Securities is not effective in the period beginning from the date falling 120 days after the Filing Date through two and one-half years following the date hereof, the Company shall, for each thirty (30) day period issue to the Investor, as liquidated damages and not as a penalty, one and one-half percent (1.5%) of the number of shares of Preferred Stock originally issued to the Investor upon the Closing of the Preferred Stock Purchase Agreement.  Such issuance shall be made no later than the tenth business day of the calendar month next succeeding the month in which such failure occurs.  However, in no event shall the Company be required to pay any liquidated damages under this Section 2.7 in an amount exceeding, together with any adjustments made pursuant to Section 6.14 of the Preferred Stock Purchase Agreement, 14% of the number of shares underlying the Preferred Stock originally issued to the Investor upon the Closing in the aggregate (as adjusted pursuant to the terms of the Certificate of Designations).

(i)            The parties agree that the only damages payable for a violation of the terms of this Agreement with respect to which liquidated damages are expressly provided shall be such liquidated damages.  Nothing shall preclude the Investor from pursuing or obtaining specific performance or other equitable relief with respect to this Agreement.

(ii)           The parties hereto agree that the liquidated damages provided for in this Section 2.7 constitute a reasonable estimate of the damages that may be incurred by the Investor by reason of the failure of the Registration Statement(s) to be filed or declared effective in accordance with the provisions hereof.

(iii)          The obligation of the Company to take any action required by this Agreement terminates when the holder of shares of Registrable Securities no longer holds more than five percent (5%) of its shares of Registrable Securities.

ARTICLE III

INCIDENTAL REGISTRATION RIGHTS

3.1.          Right To Include (“Piggy-Back”) Registrable Securities.  Provided that the Registrable Securities have not been registered, if at any time after the date hereof but before the second anniversary of the date hereof, the Company proposes to register any of its securities under the 1933 Act (other than by a registration in connection with an acquisition in a manner which would not permit registration of Registrable Securities for sale to the public, on Form S-8, or any successor form thereto, on Form S-4, or any successor form thereto and other than pursuant to Article II), on an underwritten basis (either best-efforts or firm-commitment), then, the Company will each such time give prompt written notice to all holders of Registrable Securities of its intention to do so and of such holders of Registrable Securities’ rights under this Section 3.1.  Upon the written request of any such holders of Registrable Securities made within ten (10) days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such holders of Registrable Securities and the intended method of disposition thereof), the Company will, subject to the terms of this Agreement, use its commercially reasonable best efforts to effect the registration under the 1933 Act of the Registrable Securities, to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of such Registrable Securities so to be registered, by inclusion of such Registrable Securities in the registration statement which covers the securities which the Company proposes to register, provided that if, at any time after written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason either not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each holders of Registrable Securities and, thereupon, (i) in the case of a determination not to register, shall be relieved of this obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the registration expenses in connection therewith), without prejudice, however, to the rights of any holder or holders of Registrable Securities entitled to do so to request that such registration be effected as a registration under Article II, and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities.  No registration effected under this Section 3.1 shall relieve the Company of its obligation to effect any registration upon request under Article II.  The Company will pay all registration expenses in connection with each registration of Registrable Securities requested pursuant to this Section 3.1.  The right provided the Holders of the Registrable Securities pursuant to this Section shall be exercisable at their sole discretion and will in no way limit any of the Company’s obligations to pay the Securities according to their terms.

3.2.          Priority In Incidental Registrations.  If the managing underwriter of the underwritten offering contemplated by this Article III shall inform the Company and holders of the Registrable Securities requesting such registration by letter of its belief that the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, then the Company will include in such registration, to the extent of the number which the Company is so advised can be sold in such offering, (i) first securities proposed by the Company to be sold for its own account, and (ii) second Registrable Securities and (iii) securities of other selling security holders requested to be included in such registration.  Notwithstanding any other provision of this Agreement to the contrary, with respect to the exercise of rights pursuant to this Article III, the Investor shall be subordinate to those of the RAM Investors.

ARTICLE IV

REGISTRATION PROCEDURES

4.1.          Registration Procedures.  The Company shall:

(i)            before filing the Registration Statement or any amendments thereto, furnish to the counsel selected by the holders of Registrable Securities which are to be included in such registration, copies of all such documents proposed to be filed;

(ii)           with respect to any registration statement pursuant to Section 2.2, prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities covered by such registration statement until the earlier to occur of thirty (30) months after the date of this Agreement (subject to the right of the Company to suspend the effectiveness thereof for not more than 10 consecutive Trading Days or an aggregate of 10 Trading Days during each year (each a “Black-Out Period”)) or such time as all of the securities which are the subject of such registration statement cease to be Registrable Securities (such period, in each case, the “Registration Maintenance Period”).  The Company must notify the Investor within twenty four (24) hours prior to any Black-Out Period;

(iii)          furnish to each holder of Registrable Securities covered by such registration statement such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the 1933 Act, in conformity with the requirements of the 1933 Act, and such other documents, as such holder of Registrable Securities may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such holder of Registrable Securities;

(iv)          use its commercially reasonable efforts to register or qualify all Registrable Securities and other securities covered by such registration statement under such other U.S. federal or state securities laws or U.S. state blue sky laws as any U.S. holder of Registrable Securities thereof shall reasonably request, to keep such registrations or qualifications in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary to enable such holder of Registrable Securities to consummate the disposition in such jurisdictions of the securities owned by such holder of Registrable Securities, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision (iv) be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

(v)           use its commercially reasonable efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the U.S. holder of Registrable Securities thereof to consummate the disposition of such Registrable Securities;

(vi)          notify the Investor and its counsel promptly and confirm such advice in writing promptly after the Company has knowledge thereof:

(a)           when the Registration Statement, the prospectus or any prospectus supplement related thereto or post-effective amendment to the Registration Statement has been filed, and, with respect to the Registration Statement or any post-effective amendment thereto, when the same has become effective;

(b)           of any request by the SEC for amendments or supplements to the Registration Statement or the prospectus or for additional information;

(c)           of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings by any Person for that purpose; and

(d)           of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation or threat of any proceeding for such purpose;

(vii)         notify each holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the 1933 Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material facts required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such holder of Registrable Securities promptly prepare and furnish to such holder of Registrable Securities a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; use its best efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible moment;

(viii)        otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the 1933 Act and Rule 158 thereunder;

(ix)           use its commercially reasonable efforts to list all Registrable Securities covered by such registration statement on any securities exchange on which any of the Registrable Securities are then listed; if any.

The Company may require each holder of Registrable Securities as to which any registration is being effected to furnish the Company such information regarding such holder of Registrable Securities and the distribution of such securities as the Company may from time to time reasonably request in writing.

4.2.          The Company will not file any registration statement pursuant to Section 2.2, or amendment thereto or any prospectus or any supplement thereto to which the Investors shall reasonably object, provided that the Company may file such documents in a form required by law or upon the advice of its counsel.

4.3.          The Company represents and warrants to each holder of Registrable Securities that it has obtained all necessary waivers, consents and authorizations necessary to execute this Agreement and consummate the transactions contemplated hereby other than such waivers, consents and/or authorizations specifically contemplated by the Preferred Stock Purchase Agreement, including the Share Increase Amendment.

4.4.          Each holder of Registrable Securities agrees that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in subdivision (vii) of Section 4.1, such Holder will forthwith discontinue such holder of Registrable Securities’ disposition of Registrable Securities pursuant to the Registration Statement relating to such Registrable Securities until such holder of Registrable Securities’ receipt of the copies of the supplemented or amended prospectus contemplated by subdivision (vii) of Section 4.1 and, if so directed by the Company, will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies, then in such Holder’s possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

ARTICLE V

INDEMNIFICATION

5.1.          Indemnification by the Company.  In the event of any registration of any securities of the Company under the 1933 Act, the Company will, and hereby does agree to indemnify and hold harmless the holder of any Registrable Securities covered by such registration statement, its directors and officers and each other Person, if any, who controls such holder within the meaning of the 1933 Act against any losses, claims, damages or liabilities, joint or several, to which such holder or any such director or officer or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the 1933 Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such holder and each such director, officer, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding, provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability, (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such holder stating that it is for use in the preparation thereof and, provided further that the Company shall not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Securities or to any other Person, if any, who controls such underwriter within the meaning of the 1933 Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person’s failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, within the time required by the 1933 Act to the Person asserting the existence of an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus or an amendment or supplement thereto.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such holder or any such director, officer, underwriter or controlling person and shall survive the transfer of such securities by such holder.

5.2.          Indemnification by the Investor.  The Investor will, and hereby does agree to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 5.1) the Company, each director of the Company, each officer of the Company and each other Person, if any, who controls the Company within the meaning of the 1933 Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement.  This indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of such securities by such Investor.

5.3.          Notices Of Claims, Etc.  Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in Sections 5.1 and Section 5.2, such indemnified party will, if claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under Section 5.1 and Section 5.2, except to the extent that the indemnifying party is actually and materially prejudiced by such failure to give notice.  In case any such action is brought against an indemnified party, unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that the indemnifying party may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation.  No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement of any such action which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability, or a covenant not to sue, in respect to such claim or litigation.  No indemnified party shall consent to entry of any judgment or enter into any settlement of any such action the defense of which has been assumed by an indemnifying party without the consent of such indemnifying party.

5.4.          Other Indemnification.  Indemnification similar to that specified in Section 5.1 and Section 5.2 (with appropriate modifications) shall be given by the Company and each holder of Registrable Securities (but only if and to the extent required pursuant to the terms herein) with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority, other than the 1933 Act.

5.5.          Indemnification Payments.  The indemnification required by Section 5.1 and Section 5.2 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

5.6.          Contribution.  If the indemnification provided for in Section 5.1 and Section 5.2 is unavailable to an indemnified party in respect of any expense, loss, claim, damage or liability referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such expense, loss, claim, damage or liability (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the holder of Registrable Securities or underwriter, as the case may be, on the other from the distribution of the Registrable Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the holder of Registrable Securities or underwriter, as the case may be, on the other in connection with the statements or omissions which resulted in such expense, loss, damage or liability, as well as any other relevant equitable considerations.  The relative benefits received by the Company on the one hand and the holder of Registrable Securities or underwriter, as the case may be, on the other in connection with the distribution of the Registrable Securities shall be deemed to be in the same proportion as the total net proceeds received by the Company from the initial sale of the Registrable Securities by the Company to the purchasers bear to the gain, if any, realized by all selling holders participating in such offering or the underwriting discounts and commissions received by the underwriter, as the case may be.  The relative fault of the Company on the one hand and of the holder of Registrable Securities or underwriter, as the case may be, on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission to state a material fact relates to information supplied by the Company, by the holder of Registrable Securities or by the underwriter and the parties’ relative intent, knowledge, access to information supplied by the Company, by the holder of Registrable Securities or by the underwriter and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, provided that the foregoing contribution agreement shall not inure to the benefit of any indemnified party if indemnification would be unavailable to such indemnified party by reason of the provisions contained herein, and in no event shall the obligation of any indemnifying party to contribute under this Section 5.6 exceed the amount that such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for hereunder had been available under the circumstances.

The Company and the holders of Registrable Securities agree that it would not be just and equitable if contribution pursuant to this Section 5.6 were determined by pro rata allocation (even if the holders of Registrable Securities and any underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph.  The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth herein, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

Notwithstanding the provisions of this Section 5.6, no holder of Registrable Securities or underwriter shall be required to contribute any amount in excess of the amount by which (i) in the case of any such holder, the net proceeds received by such holder from the sale of Registrable Securities in the applicable Registration Statement or (ii) in the case of an underwriter, the total price at which the Registrable Securities purchased by it and distributed to the public were offered to the public exceeds, in any such case, the amount of any damages that such holder or underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission.  No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

ARTICLE VI

RULE 144

6.1.          Rule 144.  The Company shall file in a timely manner the reports required to be filed by the Company under the 1933 Act and the 1934 Act (including but not limited to the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c) of Rule 144 adopted by the SEC under the 1933 Act) and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, will, upon the request of any holder of Registrable Securities, make publicly available other information) and will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the 1933 Act within the limitation of the exemptions provided by (a) Rule 144 under the 1933 Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any holder of Registrable Securities, the

Company will deliver to such holder a written statement as to whether it has complied with the requirements of this Section 6.1.

ARTICLE VII

MISCELLANEOUS

7.1.          Amendments And Waivers.  This Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent of the Investor.

7.2.          Notices.  Except as otherwise provided in this Agreement, all notices, requests and other communications to any Person provided for hereunder shall be in writing and shall be given to such Person, addressed to such party in the manner set forth in the Preferred Stock Purchase Agreement or at such other address as such party shall have furnished to the Company in writing.

7.3.          Assignment.  This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and may not be assigned by either party without the prior written consent of the other.

7.4.          Descriptive Headings.  The descriptive headings of the several sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.

7.5.          Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to applicable principles of conflicts of law.

7.6.          Attorney Fees.  In the event suit or action is brought by any party under this Agreement to enforce any of its terms, or in any appeal therefrom, it is agreed that the prevailing party shall be entitled to reasonable attorneys fees to be fixed by the arbitrator, trial court, and/or appellate court.

7.7.          Entire Agreement.  This Agreement embodies the entire agreement and understanding between the Company and each other party hereto relating to the subject matter hereof and supercedes all prior agreements and understandings relating to such subject matter.

7.8.          Severability.  If any provision of this Agreement, or the application of such provisions to any Person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to Persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

7.9.          Binding Effect.  All the terms and provisions of this Agreement whether so expressed or not, shall be binding upon, inure to the benefit of, and be enforceable by the parties and their respective administrators, executors, legal representatives, heirs, successors and permitted assignees.

7.10.        Preparation of Agreement.  This Agreement shall not be construed more strongly against any party regardless of who is responsible for its preparation.  The parties acknowledge each contributed and is equally responsible for its preparation.

7.11.        Failure or Indulgence Not Waiver; Remedies Cumulative.  No failure or delay on the part of any party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty, covenant or agreement herein, nor shall nay single or partial exercise of any such right preclude other or further exercise thereof or of any other right.  All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

7.12.        Counterparts.  This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.  A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the Investors and the Company have as of the date first written above executed this Agreement.

Corgenix Medical Corporation

/s/ Dougless T. Simpson
By: Douglass T. Simpson
Title: Chief Executive Officer

INVESTOR

BARRON PARTNERS LP

By:	Barron Capital Advisors, LLC, its General Partners

	By:	/s/ Andrew Barron Worden
Andrew Barron Worden
President
730 Fifth Avenue, 9th Floor
New York NY 10019